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                                  EXHIBIT 23.5

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                   [PANETH, HABER & ZIMMERMAN LLP LETTERHEAD]


         CONSENT OF PANETH, HABER & ZIMMERMAN LLP, INDEPENDENT AUDITORS


We hereby consent to the use in this Form 8K of our report dated August 18, 1995, relating to the financial statements of Danbury Broadcasting, Inc.


                                        /s/ PANETH, HABER & ZIMMERMAN LLP


New York, NY
June 6, 1996